UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Hong T. Le

American Funds Developing World Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Developing World Growth and Income FundSM Annual report for the year ended November 30, 2019

Invest in the dividends
of a growing
developing world

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	Lifetime (since 2/3/14)

Reflecting 5.75% maximum sales charge	16.42%	2.64%	3.11%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.30% for Class A shares as of the prospectus dated February 1, 2020 (unaudited). The expense ratio has been restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2019, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.35%.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
5	The value of a $10,000 investment
6	Summary investment portfolio
9	Financial statements
27	Board of trustees and other officers

Fellow investors:

Emerging-markets stocks advanced during American Funds Developing World Growth and Income Fund’s fiscal year, overcoming bouts of volatility tied to global trade tensions, an overall slowdown in the global economy and a strong U.S. dollar.

Boosted by stock selection — especially in China — and a focus on dividend-paying stocks, Developing World Growth and Income Fund far outpaced its benchmark. The fund gained 12.24% for the 12-month reporting period ended November 30, 2019, assuming reinvestment of the dividend of 21 cents a share.

By comparison, the unmanaged MSCI Emerging Markets Index, which measures markets in 26 countries, rose 7.28%.

Now in its sixth year, Developing World Growth and Income Fund seeks to take advantage of long-term growth prospects and income opportunities in emerging markets by investing in firms that have the potential for growth and the capacity to pay dividends. The fund’s assets are primarily invested in stocks domiciled in developing countries; however, managers may also invest in developed-market companies that derive a significant portion of their revenues from emerging markets.

Market review

During the 12-month period, China’s economy continued to slow, global manufacturing activity declined, and trade tariffs increased, all of which kept pressure on equity prices. Uncertainty over the timing and scope of a U.S.-China trade deal also roiled markets at various times.

In mid-December, the U.S. and China did reach a limited agreement on trade. The pact, expected to be signed in January, includes provisions for China to purchase more U.S. agricultural products and for the U.S. to scale back tariffs on Chinese goods.

Most emerging-markets currencies fell against the dollar. The Argentine peso plunged 37% after market-friendly President Mauricio Macri trailed in the August primary election and eventually lost the general election in late October. The Turkish lira and Brazilian real each lost more than 8%.

Results at a glance

Returns for periods ended November 30, 2019, with all distributions reinvested.

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 2/3/14)

American Funds Developing World Growth and Income Fund (Class A shares)	12.24%	8.13%	1.63%	3.03%
MSCI Emerging Markets Index*	7.28	9.01	3.12	4.50
Lipper Emerging Markets Funds Index†	9.95	9.30	3.39	4.99

*	The market index is unmanaged, and therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Source: MSCI.
†	Results of the Lipper Emerging Markets Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Source: Refinitiv Lipper.

American Funds Developing World Growth and Income Fund	1

Largest equity holdings

(as of November 30, 2019)

Company	Country	Percent of net assets

Taiwan Semiconductor Manufacturing	Taiwan	4.7%
Longfor Group Holdings	China	2.8
Samsung Electronics	South Korea	2.7
Ping An Insurance	China	2.5
Sberbank	Russian Federation	2.4
China Overseas Land & Investment	China	2.3
BeiGene	Hong Kong	2.3
China Resources Land	China	2.1
MediaTek	Taiwan	2.1
Trip.com Group	China	1.8

Chinese stocks rose 7.06%.* But escalating trade tensions with the United States and weakness in China’s economy led to periods of volatility. The consumer staples and consumer discretionary sectors advanced the most, with the energy and industrials sectors weighing on overall returns.

With its economy slowing, China’s government took steps to boost market confidence, including easing credit for infrastructure projects, lowering reserve requirements for banks to help boost lending, and cutting taxes for businesses and individuals. Overall, China’s growth slowed to 6% on an annualized basis in the July–September quarter, well under the pace of growth in years past.

Indian equities increased 5.82%. Prime Minister Narendra Modi was overwhelmingly re-elected in May, and India’s central bank cut rates several times. However, India’s fast-growing economy slowed considerably after a liquidity crunch among nonbank lenders hurt consumer spending. The government experienced difficulties over the implementation of a new sales tax system. In late September, the government cut the country’s corporate tax rate to 22% from 30% in a bid to jump-start growth.

Elsewhere in Asia, Taiwanese stocks rose 25.18% on signs of a rebound for the country’s semiconductor sector. Indonesian stocks edged up 2.74% as economic growth slowed to around 5%.

In Latin America, Brazilian stocks climbed 10.40%. Legislators approved a landmark pension reform bill in late October after previous attempts had failed in recent years. It was a major victory for first-year President Jair Bolsonaro, who also seeks to gain support for other fiscal and economic reforms to revive growth. Brazil’s economy, Latin America’s largest, has struggled since emerging from a long recession in 2017.

Inside the portfolio

Stock selection in China boosted fund returns on a relative basis. Shares of Chinese property developer Longfor Group Holdings rose on profit and sales growth. Another leading contributor was Hangzhou Tigermed Consulting, a provider of clinical research services to domestic and foreign pharmaceutical companies.

Pharmaceutical company BeiGene, which primarily develops and sells drugs in China, was another top contributor. BeiGene announced a partnership with Amgen to develop 20 cancer drugs in Amgen’s pipeline in October. Amgen will also have a stake of approximately 20% in BeiGene. Separately in November, BeiGene was granted approval from U.S. regulators to market its lymphoma treatment drug.

Specialty semiconductor maker MediaTek helped portfolio returns. Shares of the Taiwan-based company rose as demand picked up for its components for smartphones that will run on 5G telecommunications networks. Similarly, Taiwan Semiconductor Manufacturing, the world’s largest contractchip maker, benefited from fresh demand after a downturn in the semiconductor sector.

Danish brewing giant Carlsberg was another top contributor. Carlsberg raised its profit guidance and saw strong sales growth in China and throughout Asia.

In contrast, the selection of investments in Indonesia and South Africa detracted from relative returns, as did certain mining companies.

Shares of Indonesian conglomerate Astra International fell. The company was affected by a decline in car sales and lower commodities prices in its heavy equipment, coal mining and agribusiness units. An investment in shares of Indonesia television broadcaster Surya Citra Media also weighed on returns.

*	Unless otherwise indicated, equity and country stock returns are based on MSCI indexes and are measured in U.S. dollars with net dividends reinvested.

2	American Funds Developing World Growth and Income Fund

South African insurer Discovery was another leading detractor. Shares declined on weaker financial results for its fiscal year ended June 30, 2019. South Africa’s government also unveiled a proposal to overhaul the country’s health insurance system, further pressuring the stock.

In the mining sector, shares of Brazilian iron ore giant Vale slumped following a deadly dam collapse at one of its mines last January. Vale stopped mining at several locations in the wake of the tragic event. It also suspended its dividend and share buybacks.

Looking ahead

Our investment team invests on a company-by-company basis, focusing on businesses with strong balance sheets, the ability to navigate volatile periods and a disciplined approach to growing dividends over time. We believe that investing in companies that have the potential for growth and the capacity to pay dividends has the potential to deliver solid returns through various market cycles.

As of this writing, there remains uncertainty about the pace of global growth and the long-term ramifications of ongoing negotiations between the U.S. and China regarding trade and intellectual property issues for technology products. However, there are potential tailwinds for emerging markets.

Inflation is under control, central banks in a number of developing countries have room to cut benchmark interest rates, and countries such as India, Indonesia and Brazil are pursuing structural reforms that show potential to bolster future growth. Furthermore, valuations in emerging markets are attractive relative to developed markets, where growth rates are lower and interest rates are ultra-low.

Where the fund’s assets are invested*

Developed country equities	22.7%

The Americas
United States	1.7

Europe
United Kingdom	3.0
Switzerland	1.8
Denmark	1.7
France	1.4
Portugal	.4
Sweden	.4

Asia/Pacific
Hong Kong	9.9
Singapore	1.2
Japan	1.2

Developing country equities	72.1%

The Americas
Brazil	7.9
Mexico	2.4
Peru	.9
Chile	.2

Europe
Russian Federation	6.0
Turkey	1.3
Czech Republic	.6
Slovenia	.5
Romania	.2

Asia/Pacific
China	23.1
Taiwan	7.9
India	7.6
Indonesia	5.9
South Korea	2.9
Philippines	1.2
Thailand	.6
Kazakhstan	.5
Vietnam	.1

Africa/Middle East
South Africa	1.3
Nigeria	.8
United Arab Emirates	.2
Egypt	— †

Developing country bonds	.4%

Africa/Middle East
Turkey	.2

The Americas
Brazil	.2

Short-term securities & other assets less liabilities	4.8%

Total	100.0%

*	Percent of net assets by country of domicile as of November 30, 2019.
†	Amount less than 0.1%

American Funds Developing World Growth and Income Fund	3

The fund’s largest area of investment is the financials sector, which accounts for 25% of the fund’s net assets. Companies selling insurance products to high networth individuals in China and across greater Asia are a particular focus of the fund. Banks domiciled in developing countries where interest rates are attractive and where they can grow deposit franchises are core holdings.

Information technology companies are among top holdings of the fund. Managers believe companies with dominant market share positions in the design and manufacture of semiconductor components should be well positioned to benefit in a sector rebound.

Several large Chinese property developers are core holdings, as well. Managers believe these companies have strong balance sheets, can readily access credit to fund projects and trade at reasonable valuations based on our earnings growth projections. They are potential beneficiaries of improving inventory levels in major Chinese cities and less stringent regulatory policies.

We thank you for the trust you have placed in us and for your continued investment in the fund and look forward to reporting to you again in six months.

Sincerely,

F. Chapman Taylor
President

January 13, 2020

For current information about the fund, visit capitalgroup.com.

The New Geography of Investing®

Investing in emerging markets doesn’t always mean buying shares of companies based in those countries. While 76% of American Funds Developing World Growth and Income Fund is invested in companies headquartered in emerging markets countries, it does have holdings in the developed world as well. The charts below show the countries and regions in which the fund’s equity investments are domiciled, and where the revenue is derived.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	2%	—
■	Europe	9	—
■	Japan	1	—
■	Asia-Pacific ex. Japan	12	—
■	Emerging markets	76	100%
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	8%	8%
■	Europe	6	5
■	Japan	2	2
■	Asia-Pacific ex. Japan	5	1
■	Emerging markets	79	84
	Total	100%	100%

Compared with the MSCI Emerging Markets Index as a percent of net assets.

Source: Capital Group (as of November 30, 2019).

4	American Funds Developing World Growth and Income Fund

The value of a $10,000 investment

How a $10,000 investment has grown (for the period February 3, 2014, to November 30, 2019, with all distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]

Results of the Lipper Emerging Markets Funds Index do not reflect any sales charges. Source: Refinitiv Lipper.

Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

[3]	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index. Source: MSCI.
[4]	For the period February 3, 2014, commencement of operations, through November 30, 2014.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2019)*

	1 year	5 years	Lifetime (since 2/3/14)

Class A shares	5.81%	0.44%	1.99%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

American Funds Developing World Growth and Income Fund	5

Summary investment portfolio November 30, 2019

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
China	23.09%
Hong Kong	9.91
Brazil	8.12
Taiwan	7.85
India	7.57
Russian Federation	6.00
Indonesia	5.91
United Kingdom	2.99
South Korea	2.92
Other countries	20.84
Short-term securities & other assets less liabilities	4.80

Common stocks 92.01%	Shares	Value (000)
Financials 25.15%
Ping An Insurance (Group) Co. of China, Ltd., Class H	6,248,500	$70,802
Sberbank of Russia PJSC (ADR)	4,006,500	58,615
Sberbank of Russia PJSC	3,235,447	11,766
ICICI Bank Ltd.	5,845,288	41,768
ICICI Bank Ltd. (ADR)	490,800	6,915
AIA Group Ltd.	4,775,800	47,831
Bank Central Asia Tbk PT	21,144,000	47,070
Akbank TAS[1]	27,662,275	37,388
HDFC Bank Ltd.	1,907,931	33,909
Housing Development Finance Corp. Ltd.	947,489	30,341
Discovery Ltd.	3,743,685	30,153
China Merchants Bank Co., Ltd., Class H	6,372,000	30,118
PT Bank Tabungan Pensiunan Nasional Syariah Tbk[1]	101,686,700	28,549
TCS Group Holding PLC (GDR)[2]	807,180	14,852
TCS Group Holding PLC (GDR)	610,000	11,224
Credicorp Ltd.	122,200	25,807
Guaranty Trust Bank PLC	281,809,766	23,659
Other securities		171,727
		722,494

Consumer discretionary 13.32%
Trip.com Group Ltd. (ADR)[1]	1,531,900	50,920
Galaxy Entertainment Group Ltd.	7,239,000	47,347
Sands China Ltd.	6,834,300	32,303
Wynn Macau, Ltd.	13,420,000	29,521
Astra International Tbk PT	57,533,388	26,513
Alibaba Group Holding Ltd. (ADR)[1]	71,200	14,240
Alibaba Group Holding Ltd.[1]	469,500	11,900
Detsky Mir PJSC[2]	10,978,600	16,145
Detsky Mir PJSC	6,324,710	9,301
Cyrela Brazil Realty SA, ordinary nominative	3,473,900	21,998
Midea Group Co., Ltd., Class A	2,702,978	20,888
Other securities		101,701
		382,777

Information technology 11.79%
Taiwan Semiconductor Manufacturing Co., Ltd.	11,013,800	110,100
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	492,500	26,147
Samsung Electronics Co., Ltd.	1,581,128	67,333
MediaTek Inc.	4,371,000	60,385
Tokyo Electron Ltd.	166,300	34,337
Broadcom Inc.	69,300	21,914
Other securities		18,532
		338,748

6	American Funds Developing World Growth and Income Fund

	Shares	Value (000)
Communication services 8.85%
América Móvil, SAB de CV, Series L (ADR)	2,769,936	$42,352
Tencent Holdings Ltd.	934,800	39,623
Singapore Telecommunications Ltd.	14,016,800	34,640
Bharti Airtel Ltd.[1]	4,885,305	30,131
HKBN Ltd.	13,114,000	23,085
Other securities		84,464
		254,295

Consumer staples 7.91%
Carlsberg A/S, Class B	336,638	48,425
Nestlé SA	230,815	23,986
Unilever PLC	392,900	23,264
Danone SA	276,487	22,760
Varun Beverages Ltd.	2,128,768	21,461
Other securities		87,281
		227,177

Real estate 7.57%
Longfor Group Holdings Ltd.	19,629,500	80,368
China Overseas Land & Investment Ltd.	19,978,000	66,993
China Resources Land Ltd.	14,044,000	60,729
Other securities		9,446
		217,536

Health care 6.39%
BeiGene, Ltd. (ADR)[1]	328,200	66,720
Hangzhou Tigermed Consulting Co., Ltd., Class A	4,381,188	39,157
Hypera SA, ordinary nominative	4,437,200	34,861
OdontoPrev SA, ordinary nominative	5,871,700	22,068
Jiangsu Hengrui Medicine Co., Ltd., Class A	1,697,058	20,747
		183,553

Industrials 5.24%
BOC Aviation Ltd.	3,043,700	28,753
CCR SA, ordinary nominative	5,826,511	23,630
Other securities		98,205
		150,588

Materials 2.99%
Other securities		86,008

Energy 1.99%
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	345,300	5,086
Other securities		51,968
		57,054

Utilities 0.81%
Other securities		23,356

Total common stocks (cost: $2,295,302,000)		2,643,586

Preferred securities 2.73%
Information technology 0.39%
Samsung Electronics Co., Ltd., nonvoting preferred shares	322,350	11,148

Energy 1.41%
Petróleo Brasileiro SA (Petrobras), preferred nominative	5,872,900	40,391

Other 0.93%
Other securities		26,817

Total preferred securities (cost: $72,778,000)		78,356

American Funds Developing World Growth and Income Fund	7

Bonds, notes & other debt instruments 0.46%	Principal amount (000)	Value (000)
Other 0.46%
Other securities		$13,265

Total bonds, notes & other debt instruments (cost: $11,304,000)		13,265

Short-term securities 4.74%	Shares
Money market investments 4.74%
Capital Group Central Cash Fund 1.78%[3]	1,361,646	136,165

Total short-term securities (cost: $136,154,000)		136,165
Total investment securities 99.94% (cost: $2,515,538,000)		2,871,372
Other assets less liabilities 0.06%		1,766

Net assets 100.00%		$2,873,138

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security that was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security that was valued under fair value procedures was $18,541,000, which represented .65% of the net assets of the fund.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $46,638,000, which represented 1.62% of the net assets of the fund.
[3]	Rate represents the seven-day yield at 11/30/2019.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See notes to financial statements.

8	American Funds Developing World Growth and Income Fund

Financial statements

Statement of assets and liabilities
at November 30, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $2,515,538)		$2,871,372
Cash		1,038
Cash denominated in currencies other than U.S. dollars (cost: $304)		304
Receivables for:
Sales of investments	$2,074
Sales of fund’s shares	2,208
Dividends and interest	4,819
Other	56	9,157
		2,881,871

Liabilities:
Payables for:
Purchases of investments	243
Repurchases of fund’s shares	886
Investment advisory services	1,759
Services provided by related parties	630
Trustees’ deferred compensation	1,001
Non-U.S. taxes	4,080
Other	134	8,733
Net assets at November 30, 2019		$2,873,138

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,956,856
Total accumulated loss		(83,718)
Net assets at November 30, 2019		$2,873,138

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (269,331 total shares outstanding)

		Shares	Net asset
	Net assets	outstanding	value per share
Class A	$1,441,907	135,175	$10.67
Class C	96,076	9,058	10.61
Class T	11	1	10.67
Class F-1	66,999	6,276	10.68
Class F-2	593,082	55,546	10.68
Class F-3	546,443	51,202	10.67
Class 529-A	39,611	3,716	10.66
Class 529-C	5,370	507	10.60
Class 529-E	1,403	132	10.65
Class 529-T	12	1	10.67
Class 529-F-1	5,628	528	10.67
Class R-1	1,107	104	10.62
Class R-2	13,032	1,230	10.59
Class R-2E	616	58	10.63
Class R-3	13,366	1,256	10.64
Class R-4	8,412	789	10.66
Class R-5E	805	75	10.65
Class R-5	5,506	516	10.68
Class R-6	33,752	3,161	10.68

See notes to financial statements.

American Funds Developing World Growth and Income Fund	9

Statement of operations
for the year ended November 30, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $7,992)	$84,479
Interest (net of non-U.S. taxes of $12)	6,385	$90,864
Fees and expenses*:
Investment advisory services	20,915
Distribution services	5,056
Transfer agent services	3,980
Administrative services	845
Reports to shareholders	261
Registration statement and prospectus	554
Trustees’ compensation	556
Auditing and legal	171
Custodian	1,081
Other	135
Total fees and expenses before waiver	33,554
Less transfer agent services waiver	68
Total fees and expenses after waiver		33,486
Net investment income		57,378

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	10,630
Forward currency contracts	(91)
Currency transactions	(442)	10,097
Net unrealized appreciation on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $3,953)	258,337
Forward currency contracts	17
Currency translations	50	258,404
Net realized gain and unrealized appreciation		268,501

Net increase in net assets resulting from operations		$325,879

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2019	2018
Operations:
Net investment income	$57,378	$66,454
Net realized gain (loss)	10,097	(70,932)
Net unrealized appreciation (depreciation)	258,404	(294,938)
Net increase (decrease) in net assets resulting from operations	325,879	(299,416)

Distributions paid to shareholders	(59,902)	(70,968)

Net capital share transactions	(190,908)	61,669

Total increase (decrease) in net assets	75,069	(308,715)

Net assets:
Beginning of year	2,798,069	3,106,784
End of year	$2,873,138	$2,798,069

See notes to financial statements.

10	American Funds Developing World Growth and Income Fund

Notes to financial statements

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Developing World Growth and Income Fund	11

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

12	American Funds Developing World Growth and Income Fund

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$703,953	$18,541	$—	$722,494
Consumer discretionary	382,777	—	—	382,777
Information technology	338,748	—	—	338,748
Communication services	254,295	—	—	254,295
Consumer staples	227,177	—	—	227,177
Real estate	217,536	—	—	217,536
Health care	183,553	—	—	183,553
Industrials	150,588	—	—	150,588
Materials	86,008	—	—	86,008
Energy	57,054	—	—	57,054
Utilities	23,356	—	—	23,356
Preferred securities	78,356	—	—	78,356
Bonds, notes & other debt instruments	—	13,265	—	13,265
Short-term securities	136,165	—	—	136,165
Total	$2,839,566	$31,806	$—	$2,871,372

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4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Exposure to country, region, industry or sector — Subject to the investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

14	American Funds Developing World Growth and Income Fund

Investing in depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may not be timely and there may not be a correlation between such information and the market value of the depositary receipts.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of November 30, 2019, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $4,005,000.

The following table identifies the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts as of, or for the year ended, November 30, 2019 (dollars in thousands):

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(91)	Net unrealized appreciation on forward currency contracts	$17

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

American Funds Developing World Growth and Income Fund	15

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2019, the fund reclassified $2,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$4,363
Capital loss carryforward*	(438,131)
Gross unrealized appreciation on investments	507,724
Gross unrealized depreciation on investments	(152,775)
Net unrealized appreciation on investments	354,949
Cost of investments	2,516,423

*	Reflects the utilization of capital loss carryforward of $6,848,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30,
Share class	2019		2018
Class A	$28,818		$35,176
Class C	1,320		1,698
Class T	—	*	—	*
Class F-1	1,365		1,864
Class F-2	13,546		18,350
Class F-3	12,327		11,016
Class 529-A	756		875
Class 529-C	68		73
Class 529-E	27		30
Class 529-T	—	*	—	*
Class 529-F-1	119		90
Class R-1	16		20
Class R-2	181		182
Class R-2E	8		5
Class R-3	221		221
Class R-4	165		187
Class R-5E	14		8
Class R-5	127		145
Class R-6	824		1,028
Total	$59,902		$70,968

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.640% on such assets in excess of $4 billion. For the year ended November 30, 2019, the investment advisory services fee was $20,915,000, which was equivalent to an annualized rate of 0.738% of average daily net assets.

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Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended November 30, 2019, AFS voluntarily waived transfer agent services fees of $68,000 for Class F-3 shares.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Developing World Growth and Income Fund	17

For the year ended November 30, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$3,569	$2,658		$264		Not applicable
Class C	987	184		41		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	168	90		28		Not applicable
Class F-2	Not applicable	740		250		Not applicable
Class F-3	Not applicable	144		210		Not applicable
Class 529-A	84	64		16		$25
Class 529-C	51	9		2		3
Class 529-E	7	1		1		1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	9		2		4
Class R-1	11	1		1		Not applicable
Class R-2	94	44		5		Not applicable
Class R-2E	3	1		—	*	Not applicable
Class R-3	62	20		5		Not applicable
Class R-4	20	9		3		Not applicable
Class R-5E	Not applicable	1		—	*	Not applicable
Class R-5	Not applicable	3		2		Not applicable
Class R-6	Not applicable	2		15		Not applicable
Total class-specific expenses	$5,056	$3,980		$845		$33

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $556,000 in the fund’s statement of operations reflects $450,000 in current fees (either paid in cash or deferred) and a net increase of $106,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2019.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended November 30, 2019.

18	American Funds Developing World Growth and Income Fund

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2019

Class A	$153,822	15,361	$28,618		2,828		$(288,546)	(28,595)	$(106,106)	(10,406)
Class C	8,384	842	1,316		129		(23,570)	(2,339)	(13,870)	(1,368)
Class T	—	—	—		—		—	—	—	—
Class F-1	19,787	1,937	1,360		134		(25,748)	(2,508)	(4,601)	(437)
Class F-2	136,091	13,467	13,422		1,331		(258,378)	(25,786)	(108,865)	(10,988)
Class F-3	154,942	15,337	11,963		1,181		(115,492)	(11,440)	51,413	5,078
Class 529-A	6,305	628	756		74		(7,373)	(730)	(312)	(28)
Class 529-C	1,062	105	68		7		(1,141)	(113)	(11)	(1)
Class 529-E	206	20	27		3		(423)	(40)	(190)	(17)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	1,659	165	119		12		(2,431)	(239)	(653)	(62)
Class R-1	52	5	16		2		(124)	(12)	(56)	(5)
Class R-2	3,511	347	180		17		(3,602)	(355)	89	9
Class R-2E	155	15	7		1		(29)	(3)	133	13
Class R-3	2,619	260	221		22		(2,113)	(209)	727	73
Class R-4	1,395	137	165		16		(2,209)	(220)	(649)	(67)
Class R-5E	667	66	14		1		(439)	(44)	242	23
Class R-5	850	84	127		13		(1,391)	(136)	(414)	(39)
Class R-6	5,597	549	824		82		(14,206)	(1,380)	(7,785)	(749)
Total net increase (decrease)	$497,104	49,325	$59,203		5,853		$(747,215)	(74,149)	$(190,908)	(18,971)

Year ended November 30, 2018

Class A	$270,749	25,199	$34,922		3,346		$(345,358)	(33,113)	$(39,687)	(4,568)
Class C	16,460	1,516	1,694		164		(29,348)	(2,807)	(11,194)	(1,127)
Class T	—	—	—		—		—	—	—	—
Class F-1	48,073	4,558	1,861		177		(82,053)	(7,784)	(32,119)	(3,049)
Class F-2	285,145	26,834	18,271		1,746		(305,998)	(29,475)	(2,582)	(895)
Class F-3	211,278	19,926	10,103		969		(87,701)	(8,442)	133,680	12,453
Class 529-A	11,228	1,051	874		84		(9,465)	(918)	2,637	217
Class 529-C	1,565	145	73		7		(1,937)	(183)	(299)	(31)
Class 529-E	799	72	30		3		(370)	(37)	459	38
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	3,976	393	90		9		(1,118)	(107)	2,948	295
Class R-1	393	35	20		2		(419)	(40)	(6)	(3)
Class R-2	4,561	425	182		17		(2,699)	(252)	2,044	190
Class R-2E	490	46	5		1		(92)	(9)	403	38
Class R-3	4,866	452	221		21		(3,248)	(302)	1,839	171
Class R-4	3,704	348	187		18		(2,629)	(245)	1,262	121
Class R-5E	843	80	8		1		(322)	(32)	529	49
Class R-5	1,768	163	144		14		(2,047)	(186)	(135)	(9)
Class R-6	8,969	842	1,028		98		(8,107)	(754)	1,890	186
Total net increase (decrease)	$874,867	82,085	$69,713		6,677		$(882,911)	(84,686)	$61,669	4,076

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,075,795,000 and $1,326,331,000, respectively, during the year ended November 30, 2019.

American Funds Developing World Growth and Income Fund	19

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class A:
11/30/2019	$9.70	$.20	$.98	$1.18	$(.21)	$10.67	12.24%	$1,442		1.29%		1.29%		1.92%
11/30/2018	10.93	.22	(1.22)	(1.00)	(.23)	9.70	(9.26)	1,413		1.25		1.25		2.05
11/30/2017	8.99	.20	1.95	2.15	(.21)	10.93	24.11	1,641		1.28		1.28		2.01
11/30/2016	8.69	.18	.29	.47	(.17)	8.99	5.45	1,312		1.33		1.33		2.02
11/30/2015	10.86	.17	(2.18)	(2.01)	(.16)	8.69	(18.65)	1,251		1.32		1.32		1.70
Class C:
11/30/2019	9.66	.12	.97	1.09	(.14)	10.61	11.31	96		2.06		2.06		1.14
11/30/2018	10.88	.13	(1.20)	(1.07)	(.15)	9.66	(9.91)	101		2.04		2.04		1.25
11/30/2017	8.95	.12	1.93	2.05	(.12)	10.88	23.04	126		2.08		2.08		1.22
11/30/2016	8.66	.11	.28	.39	(.10)	8.95	4.55	109		2.14		2.14		1.22
11/30/2015	10.83	.09	(2.16)	(2.07)	(.10)	8.66	(19.18)	111		2.07		2.07		.95
Class T:
11/30/2019	9.70	.22	.98	1.20	(.23)	10.67	12.52 [5]	—	[6]	1.05	[5]	1.05	[5]	2.17	[5]
11/30/2018	10.93	.24	(1.21)	(.97)	(.26)	9.70	(9.06)[5]	—	[6]	1.04	[5]	1.04	[5]	2.24	[5]
11/30/2017[7,8]	9.93	.17	1.00	1.17	(.17)	10.93	11.83 [5,9]	—	[6]	1.06	[5,10]	1.06	[5,10]	2.52	[5,10]
Class F-1:
11/30/2019	9.71	.20	.98	1.18	(.21)	10.68	12.25	67		1.26		1.26		1.96
11/30/2018	10.93	.22	(1.21)	(.99)	(.23)	9.71	(9.19)	65		1.25		1.25		2.01
11/30/2017	8.99	.21	1.94	2.15	(.21)	10.93	24.05	107		1.27		1.27		2.04
11/30/2016	8.70	.18	.29	.47	(.18)	8.99	5.40	91		1.30		1.30		2.04
11/30/2015	10.86	.17	(2.17)	(2.00)	(.16)	8.70	(18.52)	102		1.26		1.26		1.72
Class F-2:
11/30/2019	9.71	.22	.98	1.20	(.23)	10.68	12.55	593		1.00		1.00		2.17
11/30/2018	10.94	.25	(1.22)	(.97)	(.26)	9.71	(9.00)	646		.99		.99		2.33
11/30/2017	9.00	.23	1.94	2.17	(.23)	10.94	24.34	738		1.01		1.01		2.28
11/30/2016	8.70	.20	.30	.50	(.20)	9.00	5.81	676		1.04		1.04		2.26
11/30/2015	10.87	.21	(2.19)	(1.98)	(.19)	8.70	(18.37)	572		1.00		1.00		2.08
Class F-3:
11/30/2019	9.71	.24	.97	1.21	(.25)	10.67	12.57	546		.90		.89		2.35
11/30/2018	10.94	.25	(1.21)	(.96)	(.27)	9.71	(8.84)	448		.90		.90		2.37
11/30/2017[7,11]	9.47	.21	1.47	1.68	(.21)	10.94	17.72 [9]	368		.89	[10]	.89	[10]	2.39	[10]
Class 529-A:
11/30/2019	9.70	.19	.97	1.16	(.20)	10.66	12.10	40		1.32		1.32		1.89
11/30/2018	10.92	.21	(1.20)	(.99)	(.23)	9.70	(9.20)	36		1.29		1.29		2.02
11/30/2017	8.99	.20	1.93	2.13	(.20)	10.92	23.92	39		1.30		1.30		2.00
11/30/2016	8.69	.17	.30	.47	(.17)	8.99	5.44	27		1.39		1.39		1.95
11/30/2015	10.85	.18	(2.17)	(1.99)	(.17)	8.69	(18.52)	21		1.25		1.25		1.79

20	American Funds Developing World Growth and Income Fund

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
11/30/2019	$9.65	$.11	$.97	$1.08	$(.13)	$10.60	11.29%	$5		2.10%		2.10%		1.11%
11/30/2018	10.87	.13	(1.21)	(1.08)	(.14)	9.65	(9.97)	5		2.09		2.09		1.20
11/30/2017	8.94	.12	1.93	2.05	(.12)	10.87	23.04	6		2.13		2.13		1.17
11/30/2016	8.65	.10	.29	.39	(.10)	8.94	4.52	4		2.21		2.21		1.14
11/30/2015	10.83	.09	(2.17)	(2.08)	(.10)	8.65	(19.29)	3		2.13		2.13		.92
Class 529-E:
11/30/2019	9.69	.18	.97	1.15	(.19)	10.65	11.93	1		1.48		1.48		1.73
11/30/2018	10.92	.20	(1.22)	(1.02)	(.21)	9.69	(9.38)	1		1.48		1.48		1.88
11/30/2017	8.98	.18	1.94	2.12	(.18)	10.92	23.69	1		1.51		1.51		1.77
11/30/2016	8.68	.16	.30	.46	(.16)	8.98	5.28	1		1.56		1.56		1.79
11/30/2015	10.85	.15	(2.18)	(2.03)	(.14)	8.68	(18.81)	1		1.51		1.51		1.51
Class 529-T:
11/30/2019	9.70	.22	.98	1.20	(.23)	10.67	12.47 [5]	—	[6]	1.09	[5]	1.09	[5]	2.11	[5]
11/30/2018	10.93	.23	(1.21)	(.98)	(.25)	9.70	(9.11)[5]	—	[6]	1.09	[5]	1.09	[5]	2.18	[5]
11/30/2017[7,8]	9.93	.17	.99	1.16	(.16)	10.93	11.81 [5,9]	—	[6]	1.12	[5,10]	1.12	[5,10]	2.46	[5,10]
Class 529-F-1:
11/30/2019	9.70	.21	.98	1.19	(.22)	10.67	12.44	6		1.11		1.11		2.04
11/30/2018	10.93	.21	(1.19)	(.98)	(.25)	9.70	(9.09)	6		1.09		1.09		2.04
11/30/2017	8.99	.22	1.94	2.16	(.22)	10.93	24.23	3		1.12		1.12		2.18
11/30/2016	8.69	.19	.30	.49	(.19)	8.99	5.64	2		1.19		1.19		2.15
11/30/2015	10.86	.19	(2.18)	(1.99)	(.18)	8.69	(18.48)	1		1.12		1.12		1.94
Class R-1:
11/30/2019	9.67	.12	.97	1.09	(.14)	10.62	11.36	1		2.01		2.01		1.22
11/30/2018	10.89	.14	(1.20)	(1.06)	(.16)	9.67	(9.86)	1		1.99		1.99		1.33
11/30/2017	8.96	.13	1.93	2.06	(.13)	10.89	23.07	1		2.02		2.02		1.29
11/30/2016	8.66	.12	.29	.41	(.11)	8.96	4.72	1		2.06		2.06		1.32
11/30/2015	10.83	.10	(2.17)	(2.07)	(.10)	8.66	(19.15)	1		1.99		1.99		1.05
Class R-2:
11/30/2019	9.64	.13	.96	1.09	(.14)	10.59	11.43	13		1.97		1.97		1.24
11/30/2018	10.87	.14	(1.21)	(1.07)	(.16)	9.64	(9.86)	12		1.97		1.97		1.32
11/30/2017	8.94	.13	1.94	2.07	(.14)	10.87	23.12	11		1.98		1.98		1.32
11/30/2016	8.64	.10	.30	.40	(.10)	8.94	4.63	7		2.14		2.14		1.12
11/30/2015	10.82	.09	(2.17)	(2.08)	(.10)	8.64	(19.33)	4		2.19		2.19		.92
Class R-2E:
11/30/2019	9.67	.15	.97	1.12	(.16)	10.63	11.72	1		1.71		1.71		1.43
11/30/2018	10.90	.18	(1.22)	(1.04)	(.19)	9.67	(9.55)	—	[6]	1.74		1.70		1.81
11/30/2017	8.98	.15	1.94	2.09	(.17)	10.90	23.30 [5]	—	[6]	1.83	[5]	1.78	[5]	1.48	[5]
11/30/2016	8.69	.16	.29	.45	(.16)	8.98	5.20 [5]	—	[6]	1.67	[5]	1.60	[5]	1.79	[5]
11/30/2015	10.85	.14	(2.13)	(1.99)	(.17)	8.69	(18.47)[5]	—	[6]	1.29	[5]	1.27	[5]	1.36	[5]

See end of table for footnotes.

American Funds Developing World Growth and Income Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class R-3:
11/30/2019	$9.68	$.17		$.97	$1.14	$(.18)	$10.64	11.89%	$13		1.53%		1.53%		1.67%
11/30/2018	10.91	.18		(1.21)	(1.03)	(.20)	9.68	(9.53)	12		1.54		1.54		1.74
11/30/2017	8.97	.17		1.95	2.12	(.18)	10.91	23.79	11		1.55		1.55		1.72
11/30/2016	8.68	.15		.29	.44	(.15)	8.97	5.10	7		1.61		1.61		1.69
11/30/2015	10.84	.15		(2.17)	(2.02)	(.14)	8.68	(18.77)	5		1.56		1.55		1.49
Class R-4:
11/30/2019	9.70	.20		.97	1.17	(.21)	10.66	12.19	8		1.24		1.24		1.95
11/30/2018	10.92	.21		(1.19)	(.98)	(.24)	9.70	(9.15)	8		1.24		1.24		2.02
11/30/2017	8.99	.21		1.93	2.14	(.21)	10.92	23.97	8		1.25		1.25		2.06
11/30/2016	8.69	.18		.30	.48	(.18)	8.99	5.56	6		1.29		1.29		2.04
11/30/2015	10.86	.18		(2.18)	(2.00)	(.17)	8.69	(18.57)	4		1.24		1.23		1.86
Class R-5E:
11/30/2019	9.69	.21		.98	1.19	(.23)	10.65	12.42	1		1.04		1.04		2.02
11/30/2018	10.92	.25		(1.22)	(.97)	(.26)	9.69	(9.01)	1		1.03		1.02		2.49
11/30/2017	8.98	.18		1.99	2.17	(.23)	10.92	24.44	—	[6]	1.10		.96		1.75
11/30/2016	8.69	.20		.29	.49	(.20)	8.98	5.65	—	[6]	1.13		1.13		2.22
11/30/2015[7,12]	8.95	—	[13]	(.26)	(.26)	—	8.69	(2.90)[9]	—	[6]	.03	[9]	.03	[9]	.01	[9]
Class R-5:
11/30/2019	9.72	.23		.97	1.20	(.24)	10.68	12.51	6		.93		.93		2.25
11/30/2018	10.94	.25		(1.20)	(.95)	(.27)	9.72	(8.86)	5		.93		.93		2.34
11/30/2017	9.00	.23		1.95	2.18	(.24)	10.94	24.42	6		.94		.94		2.30
11/30/2016	8.70	.20		.31	.51	(.21)	9.00	5.87	4		.98		.98		2.30
11/30/2015	10.87	.20		(2.17)	(1.97)	(.20)	8.70	(18.32)	3		.92		.92		2.08

Class R-6:
11/30/2019	9.71	.23		.99	1.22	(.25)	10.68	12.69	34		.88		.88		2.24
11/30/2018	10.94	.25		(1.21)	(.96)	(.27)	9.71	(8.90)	38		.88		.88		2.39
11/30/2017	9.00	.24		1.94	2.18	(.24)	10.94	24.49	41		.89		.89		2.39
11/30/2016	8.70	.22		.29	.51	(.21)	9.00	5.93	26		.93		.93		2.44
11/30/2015	10.87	.20		(2.17)	(1.97)	(.20)	8.70	(18.28)	15		.88		.88		2.06

	Year ended November 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[14]	40%	31%	28%	25%	29%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC and/or the fund’s transfer agent. During some of the periods shown, CRMC reimbursed a portion of the fund’s transfer agent services fees for certain share classes. In addition, during one of the years shown, the fund’s transfer agent waived a portion of the fund’s transfer agent services fees for Class F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Amount less than $.01.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

22	American Funds Developing World Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
January 13, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Developing World Growth and Income Fund	23

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2019, through November 30, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	American Funds Developing World Growth and Income Fund

	Beginning account value 6/1/2019	Ending account value 11/30/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,090.18	$6.60	1.26%
Class A – assumed 5% return	1,000.00	1,018.75	6.38	1.26
Class C – actual return	1,000.00	1,085.32	10.61	2.03
Class C – assumed 5% return	1,000.00	1,014.89	10.25	2.03
Class T – actual return	1,000.00	1,091.47	5.35	1.02
Class T – assumed 5% return	1,000.00	1,019.95	5.16	1.02
Class F-1 – actual return	1,000.00	1,090.21	6.45	1.23
Class F-1 – assumed 5% return	1,000.00	1,018.90	6.23	1.23
Class F-2 – actual return	1,000.00	1,091.65	5.09	.97
Class F-2 – assumed 5% return	1,000.00	1,020.21	4.91	.97
Class F-3 – actual return	1,000.00	1,091.23	4.51	.86
Class F-3 – assumed 5% return	1,000.00	1,020.76	4.36	.86
Class 529-A – actual return	1,000.00	1,089.99	6.81	1.30
Class 529-A – assumed 5% return	1,000.00	1,018.55	6.58	1.30
Class 529-C – actual return	1,000.00	1,085.23	10.82	2.07
Class 529-C – assumed 5% return	1,000.00	1,014.69	10.45	2.07
Class 529-E – actual return	1,000.00	1,088.15	7.59	1.45
Class 529-E – assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class 529-T – actual return	1,000.00	1,091.23	5.61	1.07
Class 529-T – assumed 5% return	1,000.00	1,019.70	5.42	1.07
Class 529-F-1 – actual return	1,000.00	1,091.14	5.66	1.08
Class 529-F-1 – assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class R-1 – actual return	1,000.00	1,085.62	10.35	1.98
Class R-1 – assumed 5% return	1,000.00	1,015.14	10.00	1.98
Class R-2 – actual return	1,000.00	1,086.11	10.25	1.96
Class R-2 – assumed 5% return	1,000.00	1,015.24	9.90	1.96
Class R-2E – actual return	1,000.00	1,087.13	8.84	1.69
Class R-2E – assumed 5% return	1,000.00	1,016.60	8.54	1.69
Class R-3 – actual return	1,000.00	1,088.03	7.90	1.51
Class R-3 – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class R-4 – actual return	1,000.00	1,089.45	6.34	1.21
Class R-4 – assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class R-5E – actual return	1,000.00	1,090.61	5.35	1.02
Class R-5E – assumed 5% return	1,000.00	1,019.95	5.16	1.02
Class R-5 – actual return	1,000.00	1,091.98	4.77	.91
Class R-5 – assumed 5% return	1,000.00	1,020.51	4.61	.91
Class R-6 – actual return	1,000.00	1,092.28	4.46	.85
Class R-6 – assumed 5% return	1,000.00	1,020.81	4.31	.85

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Developing World Growth and Income Fund	25

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2019:

Foreign taxes	$0.03 per share
Foreign source income	$0.35 per share
Qualified dividend income	100%
Corporate dividends received deduction	$2,452,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

26	American Funds Developing World Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2013	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/Southern California Edison
Vanessa C. L. Chang, 1952	2013	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2013	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	CBS Corporation
Leonade D. Jones, 1947	2013	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2013	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy
James J. Postl, 1946 Chairman of the Board (Independent and Non-Executive)	2013	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Josette Sheeran, 1954	2019	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Margaret Spellings, 1957	2013	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Isaac Stein, 1946	2013	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	4	None
Gregory D. Johnson, 1963	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 28 for footnotes.

American Funds Developing World Growth and Income Fund	27

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
F. Chapman Taylor, 1959 President	2013	Partner — Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Executive Vice President	2013	Senior Vice President and Senior Counsel, Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Noriko H. Chen, 1967 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company; President and Director, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Victor D. Kohn, 1957 Senior Vice President	2019	President and Director, Capital International, Inc.[7]; Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Courtney R. Taylor, 1975 Assistant Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of F. Chapman Taylor, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

28	American Funds Developing World Growth and Income Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete November 30, 2019, portfolio of American Funds Developing World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

DWGI

Registrant:

a) Audit Fees:
Audit	2018	6,000
	2019	112,000

b) Audit-Related Fees:
	2018	1,000
	2019	3,000

c) Tax Fees:
	2018	11,000
	2019	16,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	None
	2019	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2018	1,231,000
	2019	1,636,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2018	5,000
	2019	49,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2018	None
	2019	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,301,000 for fiscal year 2018 and $1,705,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Developing World Growth and Income FundSM

Investment portfolio

November 30, 2019

Common stocks 92.01% Financials 25.15%	Shares	Value (000)
Ping An Insurance (Group) Co. of China, Ltd., Class H	6,248,500	$70,802
Sberbank of Russia PJSC (ADR)	4,006,500	58,615
Sberbank of Russia PJSC	3,235,447	11,766
ICICI Bank Ltd.	5,845,288	41,768
ICICI Bank Ltd. (ADR)	490,800	6,915
AIA Group Ltd.	4,775,800	47,831
Bank Central Asia Tbk PT	21,144,000	47,070
Akbank TAS1	27,662,275	37,388
HDFC Bank Ltd.	1,907,931	33,909
Housing Development Finance Corp. Ltd.	947,489	30,341
Discovery Ltd.	3,743,685	30,153
China Merchants Bank Co., Ltd., Class H	6,372,000	30,118
PT Bank Tabungan Pensiunan Nasional Syariah Tbk1	101,686,700	28,549
TCS Group Holding PLC (GDR)2	807,180	14,852
TCS Group Holding PLC (GDR)	610,000	11,224
Credicorp Ltd.	122,200	25,807
Guaranty Trust Bank PLC	281,809,766	23,659
Hong Kong Exchanges and Clearing Ltd.	623,100	19,677
MONETA Money Bank, AS, non-registered shares3	5,473,662	18,541
B3 SA - Brasil, Bolsa, Balcao	1,539,000	17,327
TISCO Financial Group PCL, foreign registered	5,344,500	17,245
IndusInd Bank Ltd.	769,700	16,835
Bolsa Mexicana de Valores, SAB de CV, Series A	6,771,808	14,728
Halyk Savings Bank Of Kazakhstan OJSC (GDR)1,2	703,600	9,393
Halyk Savings Bank Of Kazakhstan OJSC (GDR)	324,400	4,331
Nova Ljubljanska banka dd (GDR)	1,070,500	13,091
Bank Rakyat Indonesia (Persero) Tbk PT	33,880,700	9,824
Bank Mandiri (Persero) Tbk PT, Series B	19,372,800	9,580
Kotak Mahindra Bank Ltd.	212,468	4,784
JSE Ltd.	559,349	4,694
First Abu Dhabi Bank PJSC, non-registered shares	906,249	3,750
Noah Holdings Ltd., Class A (ADR)1	112,100	3,267
Indian Energy Exchange Ltd.1	1,127,406	2,198
Moscow Exchange MICEX-RTS PJSC	1,060,000	1,741
Edelweiss Financial Services Ltd.	419,000	721
		722,494
Consumer discretionary 13.32%
Trip.com Group Ltd. (ADR)1	1,531,900	50,920
Galaxy Entertainment Group Ltd.	7,239,000	47,347
Sands China Ltd.	6,834,300	32,303
Wynn Macau, Ltd.	13,420,000	29,521
Astra International Tbk PT	57,533,388	26,513
Alibaba Group Holding Ltd. (ADR)1	71,200	14,240
Alibaba Group Holding Ltd.1	469,500	11,900
Detsky Mir PJSC2	10,978,600	16,145
Detsky Mir PJSC	6,324,710	9,301

American Funds Developing World Growth and Income Fund — Page 1 of 5

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Cyrela Brazil Realty SA, ordinary nominative	3,473,900	$21,998
Midea Group Co., Ltd., Class A	2,702,978	20,888
Gree Electric Appliances, Inc. of Zhuhai, Class A	2,339,140	19,212
Huazhu Group Ltd. (ADR)	525,700	17,984
Bloomberry Resorts Corp.	66,381,500	14,553
Matahari Department Store Tbk PT	46,716,388	11,692
Shenzhou International Group Holdings Ltd.	877,000	11,562
Gourmet Master Co. Ltd.	2,190,000	8,793
YUM! Brands, Inc.	68,500	6,896
Pacific Textiles Holdings Ltd.	8,601,791	6,406
MercadoLibre, Inc.1	4,560	2,648
Samsonite International SA	564,600	1,255
Maruti Suzuki India Ltd.	6,933	700
		382,777
Information technology 11.79%
Taiwan Semiconductor Manufacturing Co., Ltd.	11,013,800	110,100
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	492,500	26,147
Samsung Electronics Co., Ltd.	1,581,128	67,333
MediaTek Inc.	4,371,000	60,385
Tokyo Electron Ltd.	166,300	34,337
Broadcom Inc.	69,300	21,914
Vanguard International Semiconductor Corp.	6,254,000	14,677
VTech Holdings Ltd.	408,100	3,855
		338,748
Communication services 8.85%
América Móvil, SAB de CV, Series L (ADR)	2,769,936	42,352
Tencent Holdings Ltd.	934,800	39,623
Singapore Telecommunications Ltd.	14,016,800	34,640
Bharti Airtel Ltd.1	4,885,305	30,131
HKBN Ltd.	13,114,000	23,085
PT Surya Citra Media Tbk	228,386,800	19,430
Yandex NV, Class A1	417,900	17,539
China Tower Corp. Ltd., Class H	84,340,000	17,239
Airtel Africa PLC	15,421,700	15,727
HUYA, Inc. (ADR)1	388,600	8,199
Bharti Infratel Ltd.	903,670	3,481
HKT Trust and HKT Ltd., units	1,943,000	2,849
		254,295
Consumer staples 7.91%
Carlsberg A/S, Class B	336,638	48,425
Nestlé SA	230,815	23,986
Unilever PLC	392,900	23,264
Danone SA	276,487	22,760
Varun Beverages Ltd.	2,128,768	21,461
Reckitt Benckiser Group PLC	163,600	12,835
Diageo PLC	303,000	12,403
Fomento Económico Mexicano, SAB de CV	1,211,800	10,999
Philip Morris International Inc.	121,200	10,051
Kweichow Moutai Co., Ltd., Class A	53,059	8,525
British American Tobacco PLC	210,781	8,342
Chongqing Fuling Zhacai Group Co., Ltd., Class A	2,216,782	7,704
United Spirits Ltd.1	564,567	4,771

American Funds Developing World Growth and Income Fund — Page 2 of 5

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
PZ Cussons PLC	1,106,800	$2,920
Colgate-Palmolive (India) Ltd.	141,723	2,913
Godrej Consumer Products Ltd.	270,031	2,729
Shoprite Holdings Ltd.	191,009	1,670
Eastern Company SAE	1,500,000	1,419
		227,177
Real estate 7.57%
Longfor Group Holdings Ltd.	19,629,500	80,368
China Overseas Land & Investment Ltd.	19,978,000	66,993
China Resources Land Ltd.	14,044,000	60,729
ESR Cayman Ltd.1	2,489,200	5,164
Vinhomes JSC	1,080,000	4,282
		217,536
Health care 6.39%
BeiGene, Ltd. (ADR)1	328,200	66,720
Hangzhou Tigermed Consulting Co., Ltd., Class A	4,381,188	39,157
Hypera SA, ordinary nominative	4,437,200	34,861
OdontoPrev SA, ordinary nominative	5,871,700	22,068
Jiangsu Hengrui Medicine Co., Ltd., Class A	1,697,058	20,747
		183,553
Industrials 5.24%
BOC Aviation Ltd.	3,043,700	28,753
CCR SA, ordinary nominative	5,826,511	23,630
International Container Terminal Services, Inc.	7,981,170	19,413
AKR Corporindo Tbk PT	71,801,400	17,308
Airbus SE, non-registered shares	114,907	16,887
DKSH Holding AG	243,397	12,596
Epiroc AB, Class A	565,908	6,606
Epiroc AB, Class B	432,087	4,856
Aggreko PLC	953,100	10,229
CTCI Corp.	4,460,000	5,504
Boeing Co.	7,600	2,783
DP World PLC	161,365	2,023
		150,588
Materials 2.99%
Nexa Resources SA	2,191,423	18,605
Vale SA, ordinary nominative	1,523,079	17,960
LafargeHolcim Ltd.	317,511	16,371
Alrosa PJSC	13,160,298	15,935
ACC Ltd.	248,860	5,280
Berger Paints India Ltd.	748,646	5,182
Gerdau SA (ADR)	875,800	3,477
Asian Paints Ltd.	134,476	3,198
		86,008
Energy 1.99%
Rosneft Oil Co. PJSC (GDR)	2,229,700	15,117
CNOOC Ltd. (ADR)	69,700	10,122
CNOOC Ltd.	1,798,000	2,609
Galp Energia, SGPS, SA, Class B	725,166	11,804
China Oilfield Services Ltd., Class H	4,638,000	6,245

American Funds Developing World Growth and Income Fund — Page 3 of 5

Common stocks (continued) Energy (continued)	Shares	Value (000)
OMV Petrom SA	59,691,423	$6,071
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	345,300	5,086
		57,054
Utilities 0.81%
China Gas Holdings Ltd.	1,833,800	6,817
Enel Américas SA (ADR)	561,429	5,429
ENN Energy Holdings Ltd.	488,100	5,300
Guangdong Investment Ltd.	1,790,000	3,700
AES Corp.	111,598	2,110
		23,356
Total common stocks (cost: $2,295,302,000)		2,643,586
Preferred securities 2.73% Energy 1.41%
Petróleo Brasileiro SA (Petrobras), preferred nominative	5,872,900	40,391
Industrials 0.45%
Azul SA, preference shares (ADR)1	350,700	13,060
Information technology 0.39%
Samsung Electronics Co., Ltd., nonvoting preferred shares	322,350	11,148
Financials 0.24%
Itaú Unibanco Holding SA, preferred nominative (ADR)	842,344	6,857
Consumer discretionary 0.19%
Hyundai Motor Co., Series 2, preferred shares	80,054	5,510
Utilities 0.05%
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	451,600	1,390
Total preferred securities (cost: $72,778,000)		78,356
Bonds, notes & other debt instruments 0.46% Bonds & notes of governments & government agencies outside the U.S. 0.24%	Principal amount (000)
Turkey (Republic of) 10.70% 2021	TRY13,000	2,243
Turkey (Republic of) 10.70% 2022	14,100	2,397
Turkey (Republic of) 7.10% 2023	15,650	2,377
		7,017
Corporate bonds & notes 0.22% Utilities 0.22%
Cemig Geração e Transmissão SA 9.25% 20242	$5,390	6,248
Total corporate bonds & notes		6,248
Total bonds, notes & other debt instruments (cost: $11,304,000)		13,265

American Funds Developing World Growth and Income Fund — Page 4 of 5

Short-term securities 4.74% Money market investments 4.74%	Shares	Value (000)
Capital Group Central Cash Fund 1.78%4	1,361,646	$136,165
Total short-term securities (cost: $136,154,000)		136,165
Total investment securities 99.94% (cost: $2,515,538,000)		2,871,372
Other assets less liabilities 0.06%		1,766
Net assets 100.00%		$2,873,138

1	Security did not produce income during the last 12 months.
2	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $46,638,000, which represented 1.62% of the net assets of the fund.
3	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $18,541,000, which represented .65% of the net assets of the fund.
4	Rate represents the seven-day yield at 11/30/2019.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
TRY = Turkish lira

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-100-0120O-S73209	American Funds Developing World Growth and Income Fund — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Funds Developing World Growth and Income Fund (the “Fund”), as of November 30, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of November 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

January 13, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2020

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: January 31, 2020